                                                                   EXHIBIT 23(b)

                        CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Habersham Bancorp on Form S-4 of our report dated January 27, 1995, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP
Deloitte & Touche LLP

Atlanta, Georgia

April 20, 1995